Exhibit 99.2

Assurant, Inc. (AIZ)

Financial Supplement as of March 31, 2010

ASSURANT, INC.

FINANCIAL SUPPLEMENT

(UNAUDITED)

AS OF MARCH 31, 2010

INDEX TO SUPPLEMENT
Page:

SAFE HARBOR STATEMENT	1

REGULATION G – NON GAAP FINANCIAL MEASURES	1

SUMMARY FINANCIAL HIGHLIGHTS	2

SEGMENTED CONDENSED BALANCE SHEETS	4

RECONCILIATION OF NET OPERATING INCOME TO NET INCOME	5

CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS AND SELECTED DATA	6

CONDENSED SEGMENT STATEMENTS OF OPERATIONS AND SELECTED DATA	8

INVESTMENTS	16

INVESTMENT RESULTS BY ASSET CATEGORY & ANNUALIZED YIELDS	18

SUMMARY OF NET OPERATING INCOME DISCLOSED ITEMS	19

RATINGS SUMMARY	20

EXHIBIT I – COMMERCIAL MORTGAGE LOANS SUMMARY	21

CONTACT INFORMATION

Corporate Headquarters Address:	Investor Inquiries:

One Chase Manhattan Plaza New York, New York 10005 (212) 859-7000 Website Address: www.assurant.com	Melissa Kivett Senior Vice President Investor Relations (212) 859-7029 melissa.kivett@assurant.com	Suzanne Shepherd Manager Investor Relations (212) 859-7062 suzanne.shepherd@assurant.com

About Assurant:

Assurant is a premier provider of specialized insurance products and related services in North America and select worldwide markets. The four key businesses – Assurant Solutions; Assurant Specialty Property; Assurant Health; and Assurant Employee Benefits – have partnered with clients who are leaders in their industries and have built leadership positions in a number of specialty insurance market segments in the U.S. and selected international markets. The Assurant business units provide debt protection administration; credit-related insurance; warranties and service contracts; pre-funded funeral insurance; creditor-placed homeowners insurance; manufactured housing homeowners insurance; individual health and small employer group health insurance; group dental insurance; group disability insurance; and group life insurance.

Assurant, a Fortune 500 company and a member of the S&P 500, is traded on the New York Stock Exchange under the symbol AIZ. Assurant has more than $26 billion in assets and $8 billion in annual revenue. Assurant has approximately 15,000 employees worldwide and is headquartered in New York's financial district. www.assurant.com.

Safe Harbor Statement:

Some of the statements included in this financial supplement and its exhibits, particularly those anticipating future financial performance, business prospects, growth and operating strategies and similar matters, are forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. You can identify these statements by the fact that they may use words such as “will,” “anticipate,” “expect,” “estimate,” “project,” “intend,” “plan,” “believe,” “target,” “forecast,” or the negative versions of those words and terms with a similar meaning. Our actual results may differ materially from those projected in the forward-looking statements. The Company undertakes no obligation to update any forward-looking statements in this financial supplement or its exhibits as a result of new information or future events or developments.

The following risk factors could cause our actual results to differ materially from those currently estimated by management: (i) the effects of the Patient Protection and Affordable Care Act and the rules and regulations to be promulgated thereunder on our health and employee benefits businesses and consequent changes that may occur in the market for individual and small group health insurance and dental insurance; (ii) deterioration in the Company’s market capitalization compared to its book value that could impair the Company’s goodwill; (iii) failure to maintain significant client relationships, distribution sources and contractual arrangements; (iv) failure to attract and retain sales representatives; (v) unfavorable outcomes in litigation and/or regulatory investigations that could negatively impact our business and reputation; (vi) current or new laws and regulations that could increase our costs and/or decrease our revenues; (vii) general global economic, financial market and political conditions (including difficult conditions in financial, capital and credit markets, the global economic slowdown, fluctuations in interest rates, mortgage rates, monetary policies, unemployment and inflationary pressure); (viii) inadequacy of reserves established for future claims losses; (ix) failure to predict or manage benefits, claims and other costs; (x) losses due to natural and man-made catastrophes; (xi) increases or decreases in tax valuation allowances; (xii) fluctuations in exchange rates and other risks related to our international operations; (xiii) unavailability, inadequacy and unaffordable pricing of reinsurance coverage; (xiv) diminished value of invested assets in our investment portfolio (due to, among other things, the recent volatility in financial markets, the global economic slowdown, credit and liquidity risk, other than temporary impairments and inability to target an appropriate overall risk level); (xv) inability of reinsurers to meet their obligations; (xvi) insolvency of third parties to whom we have sold or may sell businesses through reinsurance or modified co-insurance; (xvii) credit risk of some of our agents in Assurant Specialty Property and Assurant Solutions; (xviii) a decline in our credit or financial strength ratings (including the risk of ratings downgrades in the insurance industry); (xix) failure to effectively maintain and modernize our information systems; (xx) failure to protect client information and privacy; (xxi) failure to find and integrate suitable acquisitions and new insurance ventures; (xxii) inability of our subsidiaries to pay sufficient dividends; (xxiii) failure to provide for succession of senior management and key executives; and (xxiv) significant competitive pressures in our businesses and cyclicality of the insurance industry.

For a detailed discussion of the risk factors that could affect our actual results, please refer to the risk factors identified in our SEC reports, including, but not limited to, our 2009 Annual Report on Form 10-K and our upcoming first quarter 2010 Form 10-Q, as filed with the SEC.

Regulation G – Non GAAP Financial Measures

Assurant uses the following non-GAAP financial measures to analyze the Company’s operating performance for the periods presented in this financial supplement. Because Assurant’s calculation of these measures may differ from similar measures used by other companies, investors should be careful when comparing Assurant’s non-GAAP financial measures to those of other companies.

(1) Assurant uses net operating income as an important measure of the Company’s operating performance. Net operating income equals net income, excluding net realized gains (losses) on investments and unusual and/or infrequent items. The Company believes net operating income provides investors a valuable measure of the performance of the Company’s ongoing business, because it excludes both the effect of net realized gains (losses) on investments that tend to be highly variable from period to period, and those events that are unusual and/or unlikely to recur. Please refer to page 5 for a reconciliation of net operating income to net income.

(2) Assurant uses annualized operating ROE as an important measure of the Company’s operating performance. Annualized operating ROE equals net operating income for the periods presented divided by average stockholders’ equity for the year to date period, excluding accumulated other comprehensive income ("AOCI"), and then the return is annualized, if necessary. The Company believes annualized operating ROE provides investors a valuable measure of the performance of the Company’s ongoing business, because it excludes the effect of net realized gains (losses) on investments that tend to be highly variable and those events that are unusual and/or unlikely to recur. The comparable GAAP measure would be annualized GAAP return on equity, defined as the annualized return of net income divided by average stockholders’ equity for the period. Consolidated GAAP ROE for the three months ended March 31, 2010 and 2009 was 12.8% and 8.7%, respectively, and for the year ended December 31, 2009 and 2008 was 10.1% and 11.5%, respectively. Segment ROEs are measured consistently with GAAP. Please refer to page 6 for the reconciliation of annualized operating ROE to annualized GAAP return on average equity.

(3) Assurant uses book value per diluted share excluding AOCI as an important measure of the Company’s stockholder value. Book value per diluted share excluding AOCI equals total stockholders’ equity excluding AOCI divided by diluted shares outstanding. The company believes book value per diluted share excluding AOCI provides investors a valuable measure of stockholder value because it excludes the effect of unrealized gains (losses) on investments which tend to be highly variable from period to period and other comprehensive income items. The comparable GAAP measure for this included measure would be book value per diluted share defined as total stockholders’ equity divided by diluted shares outstanding. Book value per diluted share was $43.16 as of March 31, 2010, as shown in the reconciliation below.

As of March 31, 2010
Book value per diluted share (excluding AOCI)	$41.82
Change due to effect of including AOCI	1.34

Book value per diluted share	$43.16

Assurant, Inc.

Summary Financial Highlights

(Unaudited)

	2010	2009	Full Year
($ in thousands, except number of shares and per share amounts)	1Q	1Q	2009	2008
Net operating income (1)	$154,316	$137,779	$464,870	$637,443

Net realized gains (losses) on investments	2,907	(36,198)	(34,838)	(278,641)

Tax benefit realized from the sale of an inactive subsidiary	—	—	—	88,994

Change in tax valuation allowance	—	(21,000)	—	—

Legal settlement and related expenses	—	—	83,542	—

Goodwill impairment	—	—	(83,000)	—

Net income	$157,223	$80,581	$430,574	$447,796

Total revenues	$2,167,856	$2,087,877	$8,700,501	$8,601,228

PER SHARE AND SHARE DATA:

Basic earnings per common share
Net operating income	$1.32	$1.17	$3.94	$5.40
Net income	$1.35	$0.68	$3.65	$3.79
Weighted average common shares outstanding - basic	116,817,005	117,891,543	118,036,632	118,005,967

Diluted earnings per common share
Net operating income	$1.32	$1.17	$3.92	$5.36
Net income	$1.34	$0.68	$3.63	$3.76
Weighted average common shares outstanding - diluted	117,194,873	117,967,747	118,495,640	118,974,679

(1)	See Footnote (1) in Regulation G - Non GAAP Financial Measures on page 1.

Assurant, Inc.

Summary Financial Highlights (continued)

(Unaudited)

	2010	2009
($ in thousands, except number of shares and per share amounts)	1Q	4Q	3Q	2Q	1Q

Total assets	$26,238,814	$25,841,796	$25,665,578	$24,822,474	$23,820,644

Total stockholders’ equity	$4,973,585	$4,853,249	$4,903,449	$4,364,577	$3,670,322

Total stockholders’ equity (excluding AOCI)	$4,819,547	$4,787,324	$4,781,088	$4,676,177	$4,452,650

Basic book value per share	$43.36	$41.27	$41.71	$36.83	$30.99
Basic book value per share (excluding AOCI)	$42.02	$40.71	$40.66	$39.46	$37.60
Shares outstanding for basic book value per share calculation	114,705,703	117,591,250	117,572,997	118,494,717	118,432,367

Diluted book value per share	$43.16	$41.03	$41.61	$36.76	$30.98
Diluted book value per share (excluding AOCI) (1)	$41.82	$40.47	$40.57	$39.38	$37.58
Shares outstanding for diluted book value per share calculation	115,243,238	118,293,293	117,854,377	118,736,239	118,477,818

Debt to total capital ratio (excluding AOCI)	16.9%	17.0%	17.0%	17.3%	18.0%

(1)	See Footnote (3) in Regulation G - Non GAAP Financial Measures on page 1.

Assurant, Inc.

Segmented Condensed Balance Sheets

(Unaudited)

	At March 31, 2010
	Solutions	Specialty Property	Health	Employee Benefits	Corporate & Other(1)	Consolidated
	($ in thousands)
Assets
Investments and cash and cash equivalents	$7,407,391	$2,439,205	$966,655	$2,312,028	$1,415,850	$14,541,129
Reinsurance recoverables	647,481	358,727	7,340	14,833	3,566,280	4,594,661
Deferred acquisition costs	2,226,646	206,693	6,688	28,219	—	2,468,246
Goodwill	—	—	—	—	924,834	924,834
Assets held in separate accounts	220,850	—	—	—	1,771,066	1,991,916
Other assets	496,506	372,545	122,169	166,357	560,451	1,718,028

Total assets	$10,998,874	$3,377,170	$1,102,852	$2,521,437	$8,238,481	$26,238,814

Liabilities
Policyholder benefits and claims payable	$4,795,503	$359,994	$481,465	$1,718,901	$3,770,080	$11,125,943
Unearned premiums	3,563,848	1,294,049	130,389	15,519	41,731	5,045,536
Debt	—	—	—	—	972,084	972,084
Mandatorily redeemable preferred stock	—	—	—	—	8,160	8,160
Liabilities related to separate accounts	220,850	—	—	—	1,771,066	1,991,916
Deferred gain on disposal of businesses	—	—	—	—	158,819	158,819
Accounts payable and other liabilities	757,075	456,365	112,397	209,402	427,532	1,962,771

Total liabilities	9,337,276	2,110,408	724,251	1,943,822	7,149,472	21,265,229
Stockholders' equity
Equity, excluding accumulated other comprehensive income	1,661,598	1,266,762	378,601	577,615	934,971	4,819,547
Accumulated other comprehensive income	—	—	—	—	154,038	154,038

Total stockholders' equity	1,661,598	1,266,762	378,601	577,615	1,089,009	4,973,585

Total liabilities and stockholders' equity	$10,998,874	$3,377,170	$1,102,852	$2,521,437	$8,238,481	$26,238,814

	At December 31, 2009
	Solutions	Specialty Property	Health	Employee Benefits	Corporate & Other(1)	Consolidated
	($ in thousands)
Assets
Investments and cash and cash equivalents	$7,393,989	$2,287,688	$954,132	$2,343,922	$1,496,653	$14,476,384
Reinsurance recoverables	674,806	329,512	7,251	21,589	3,179,705	4,212,863
Deferred acquisition costs	2,257,568	214,300	8,338	24,448	—	2,504,654
Goodwill	—	—	—	—	926,398	926,398
Assets held in separate accounts	219,166	—	—	—	1,753,166	1,972,332
Other assets	546,271	355,240	108,846	131,708	607,100	1,749,165

Total assets	$11,091,800	$3,186,740	$1,078,567	$2,521,667	$7,963,022	$25,841,796

Liabilities
Policyholder benefits and claims payable	$4,772,514	$345,109	$491,899	$1,718,623	$3,387,815	$10,715,960
Unearned premiums	3,655,942	1,315,881	124,515	15,721	41,505	5,153,564
Debt	—	—	—	—	972,058	972,058
Mandatorily redeemable preferred stock	—	—	—	—	8,160	8,160
Liabilities related to separate accounts	219,166	—	—	—	1,753,166	1,972,332
Deferred gain on disposal of businesses	—	—	—	—	164,899	164,899
Accounts payable and other liabilities	790,361	340,952	152,947	250,282	467,032	2,001,574

Total liabilities	9,437,983	2,001,942	769,361	1,984,626	6,794,635	20,988,547
Stockholders' equity
Equity, excluding accumulated other comprehensive income	1,653,817	1,184,798	309,206	537,041	1,102,462	4,787,324
Accumulated other comprehensive income	—	—	—	—	65,925	65,925

Total stockholders' equity	1,653,817	1,184,798	309,206	537,041	1,168,387	4,853,249

Total liabilities and stockholders' equity	$11,091,800	$3,186,740	$1,078,567	$2,521,667	$7,963,022	$25,841,796

(1)	Corporate & Other includes all accumulated other comprehensive income/loss and goodwill as well as reinsurance recoverables and separate accounts related to the sale of businesses by reinsurance.

Assurant, Inc.

Reconciliation of Net Operating Income to Net Income

(Unaudited)

	2010	2009				Full Year
($ in thousands, net of tax)	1Q	4Q	3Q	2Q	1Q	2009	2008
Assurant Solutions	$28,866	$30,203	$31,644	$27,894	$30,311	$120,052	$112,183
Assurant Specialty Property	118,478	106,944	103,157	91,228	104,668	405,997	405,203
Assurant Health	8,369	(29,715)	(4,847)	(10,330)	14,672	(30,220)	120,254
Assurant Employee Benefits	16,467	11,556	11,450	12,128	7,022	42,156	70,557
Corporate and other	(11,962)	(8,938)	(9,743)	(16,157)	(13,442)	(48,280)	(50,252)
Amortization of deferred gains on disposal of businesses	3,953	1,370	4,421	4,388	4,421	14,600	19,118
Interest expense	(9,855)	(9,854)	(9,854)	(9,854)	(9,873)	(39,435)	(39,620)

Net operating income	154,316	101,566	126,228	99,297	137,779	464,870	637,443
Adjustments:
Net realized gains (losses) on investments	2,907	(7,561)	12,913	(3,992)	(36,198)	(34,838)	(278,641)
Tax benefit realized from the sale of an inactive subsidiary	—	—	—	—	—	—	88,994
Change in tax valuation allowance	—	936	7,043	13,021	(21,000)	—	—
Legal settlement and related expenses	—	—	(1,454)	84,996	—	83,542	—
Goodwill impairment	—	(83,000)	—	—	—	(83,000)	—

Net income	$157,223	$11,941	$144,730	$193,322	$80,581	$430,574	$447,796

Assurant, Inc.

Consolidated Condensed Statements of Operations

(Unaudited)

($ in thousands, except per share data and closing stock price)	2010	2009				Full Year
	1Q	4Q	3Q	2Q	1Q	2009	2008

Revenues:
Net earned premiums and other considerations	$1,906,643	$1,925,492	$1,874,398	$1,875,866	$1,874,579	$7,550,335	$7,925,348
Net investment income	174,014	172,503	172,924	174,932	178,479	698,838	774,347
Net realized gains (losses) on investments	4,473	(11,632)	19,866	(6,142)	(55,689)	(53,597)	(428,679)
Amortization of deferred gains on disposal of businesses	6,081	2,107	6,802	6,750	6,802	22,461	29,412
Fees and other income	76,645	93,672	82,883	222,203	83,706	482,464	300,800

	2,167,856	2,182,142	2,156,873	2,273,609	2,087,877	8,700,501	8,601,228

Benefits, losses and expenses:
Policyholder benefits	927,996	977,093	941,145	989,402	960,342	3,867,982	4,019,147
Selling, underwriting, general and administrative expenses	976,333	1,045,734	991,502	987,529	954,479	3,979,244	3,957,850
Goodwill impairment	—	83,000	—	—	—	83,000	—
Interest expense	15,161	15,160	15,160	15,160	15,189	60,669	60,953

	1,919,490	2,120,987	1,947,807	1,992,091	1,930,010	7,990,895	8,037,950

Income before provision for income taxes	248,366	61,155	209,066	281,518	157,867	709,606	563,278
Provision for income taxes	91,143	49,214	64,336	88,196	77,286	279,032	115,482

Net income	$157,223	$11,941	$144,730	$193,322	$80,581	$430,574	$447,796

Diluted per share data:
Net operating income per diluted share	$1.32	$0.86	$1.07	$0.84	$1.17	$3.92	$5.36
Book value per diluted share (excluding AOCI)	$41.82	$40.47	$40.57	$39.38	$37.58	$40.47	$37.16

Computation of return on average equity measures:
Numerator:
Net operating income	$154,316	$101,566	$126,228	$99,297	$137,779	$464,870	$637,443
Net income (loss)	157,223	11,941	144,730	193,322	80,581	430,574	447,796
Denominator:
Average equity, excluding AOCI	$4,803,435	4,784,207	4,728,633	4,564,413	4,416,551	4,583,888	4,207,722
Add: Average AOCI	109,982	94,143	(94,620)	(546,964)	(726,637)	(302,511)	(308,518)

Average equity, including AOCI	$4,913,417	$4,878,350	$4,634,013	$4,017,449	$3,689,914	$4,281,377	$3,899,204
Annualized operating return on average equity (excluding AOCI) (1)	12.9%	8.5%	10.7%	8.7%	12.5%	10.1%	15.1%
Annualized GAAP return on average equity	12.8%	1.0%	12.5%	19.2%	8.7%	10.1%	11.5%
Annualized operating return on average equity (excluding AOCI) (1)	12.9%	8.5%	10.7%	8.7%	12.5%	10.1%	15.1%
Net realized gains (losses) on investments	0.2%	-0.6%	1.1%	-0.3%	-3.3%	-0.8%	-6.6%
Tax benefit realized from the sale of an inactive subsidiary	—	—	—	—	—	—	2.1%
Change in tax valuation allowance	—	0.1%	0.6%	1.1%	-1.9%	—	—
Legal settlement and related expenses	—	—	-0.1%	7.4%	—	1.8%	—
Goodwill impairment	—	-6.8%	—	—	—	-7.7%	—
Change due to effect of including AOCI	-0.3%	-0.2%	0.2%	2.3%	1.4%	6.6%	0.8%

Annualized GAAP return on average equity	12.8%	1.0%	12.5%	19.2%	8.7%	10.1%	11.5%

(1)	See Footnote (2) Regulation G—Non GAAP Financial Measures on page 1.

Assurant, Inc.

Consolidated Condensed Statements of Operations (continued)

(Unaudited)

($ in thousands, except per share data and closing stock price)	2010	2009				Full Year
	1Q	4Q	3Q	2Q	1Q	2009	2008
Share repurchases:
Shares repurchased	3,426,469	—	1,122,050	—	—	1,122,050	1,000,000
Average repurchase price per share	$31.86	$—	$28.47	$—	$—	$28.47	$59.00
Total cost of share repurchase	$109,184	$—	$31,948	$—	$—	$31,948	$59,000

AIZ Closing stock price (NYSE) as of quarter/year end	$34.38	$29.48	$32.06	$24.09	$21.78	$29.48	$30.00

Investment yield (2)	4.98%	4.96%	5.08%	5.23%	5.32%	5.13%	5.50%

(2)	Investment yield excludes investment (loss) income from real estate joint venture partnerships.

Assurant Solutions

Condensed Statements of Operations

(Unaudited)

	2010	2009				Full Year
($ in thousands)	1Q	4Q	3Q	2Q	1Q	2009	2008
Revenues:
Net earned premiums and other considerations	$645,364	$690,150	$669,344	$666,935	$644,612	$2,671,041	$2,813,407
Net investment income	98,453	98,447	97,681	97,106	97,995	391,229	420,615
Fees and other income	45,712	62,466	50,093	51,960	52,031	216,550	182,508

	789,529	851,063	817,118	816,001	794,638	3,278,820	3,416,530

Benefits, losses and expenses:
Policyholder benefits	227,631	246,871	248,933	261,325	272,022	1,029,151	1,198,758
Selling, underwriting, general and administrative expenses	511,090	550,139	520,217	509,388	475,604	2,055,348	2,041,892

	738,721	797,010	769,150	770,713	747,626	3,084,499	3,240,650

Income before provision for income taxes	50,808	54,053	47,968	45,288	47,012	194,321	175,880
Provision for income taxes	21,942	23,850	16,324	17,394	16,701	74,269	63,697

Net operating income	$28,866	$30,203	$31,644	$27,894	$30,311	$120,052	$112,183

Net earned premiums and other considerations:
Domestic:
Credit	$50,928	$53,050	$59,562	$62,740	$65,941	$241,293	$279,497
Service contracts	339,096	362,404	348,258	354,783	346,508	1,411,953	1,364,886
Other	12,213	23,835	24,471	22,054	14,579	84,939	60,159

Total Domestic	402,237	439,289	432,291	439,577	427,028	1,738,185	1,704,542

International:
Credit	86,739	85,711	80,743	79,835	74,173	320,462	368,442
Service contracts	117,189	122,053	108,458	97,280	87,903	415,694	355,248
Other	4,106	3,939	4,025	4,107	3,660	15,731	20,175

Total International	208,034	211,703	193,226	181,222	165,736	751,887	743,865

Preneed*:
Domestic and international	29,045	33,374	37,123	39,229	44,486	154,212	330,816
Domestic independent runoff	6,048	5,784	6,704	6,907	7,362	26,757	34,184

Total Preneed	35,093	39,158	43,827	46,136	51,848	180,969	365,000

Total	$645,364	$690,150	$669,344	$666,935	$644,612	$2,671,041	$2,813,407

Fees and other income:
Domestic:
Debt protection	$9,636	$10,014	$10,541	$10,232	$9,271	$40,058	$34,459
Service contracts	23,156	28,249	23,384	23,068	27,709	102,410	79,298
Other	2,555	4,551	4,443	5,593	3,947	18,534	26,661

Total Domestic	35,347	42,814	38,368	38,893	40,927	161,002	140,418

International	6,395	6,928	7,400	7,330	6,072	27,730	32,919
Preneed	3,970	12,724	4,325	5,737	5,032	27,818	9,171

Total	$45,712	$62,466	$50,093	$51,960	$52,031	$216,550	$182,508

*	As of January 1, 2009, net earned premiums are recorded in accordance with universal life insurance guidance. As a result, net earned premiums no longer include new preneed sales.

Assurant Solutions

Condensed Statements of Operations (continued)

(Unaudited)

	2010	2009				Full Year
($ in thousands)	1Q	4Q	3Q	2Q	1Q	2009	2008

Gross written premiums:
Domestic:
Credit	$103,870	$120,139	$134,597	$136,450	$135,346	$526,532	$604,101
Service contracts	277,729	261,165	259,316	245,306	246,883	1,012,670	1,530,284
Other	14,918	18,842	14,210	43,985	15,074	92,111	71,393

Total Domestic	396,517	400,146	408,123	425,741	397,303	1,631,313	2,205,778

International:
Credit	246,532	252,660	221,581	197,605	171,379	843,225	827,457
Service contracts	121,292	139,144	118,256	98,494	107,070	462,964	477,652
Other	5,216	6,794	7,652	6,734	5,387	26,567	27,381

Total International	373,040	398,598	347,489	302,833	283,836	1,332,756	1,332,490

Total	$769,557	$798,744	$755,612	$728,574	$681,139	$2,964,069	$3,538,268

Foreign currency translation (FX) impact (1):
Gross written premiums:
Including FX impact	12.98%	-5.04%	-16.29%	-19.05%	-23.85%	-16.23%	-8.65%
FX impact	6.23%	3.24%	-3.12%	-5.03%	-6.83%	-3.04%	0.14%

Excluding FX impact	6.75%	-8.28%	-13.17%	-14.02%	-17.02%	-13.19%	-8.79%
Net earned premiums:
Including FX impact	0.12%	-4.43%	-5.34%	-4.81%	-5.69%	-5.06%	11.18%
FX impact	3.32%	1.63%	-2.64%	-3.76%	-5.37%	-2.49%	-0.08%

Excluding FX impact	-3.20%	-6.06%	-2.70%	-1.05%	-0.32%	-2.57%	11.26%
Net operating income:
Including FX impact	-4.77%	154.14%	55.21%	-13.79%	-36.26%	7.01%	-22.05%
FX impact	5.02%	4.79%	-8.34%	3.32%	-0.51%	-0.27%	-1.00%

Excluding FX impact	-9.79%	149.35%	63.55%	-17.11%	-35.75%	7.28%	-21.05%

Combined ratios (a):
Domestic	96.2%	94.6%	98.2%	97.6%	98.3%	97.2%	100.6%
International	107.8%	114.5%	108.8%	111.6%	107.3%	110.7%	108.2%

Investment yield (2)	5.41%	5.40%	5.36%	5.41%	5.45%	5.40%	5.62%

(a)	The combined ratio is equal to total benefits, losses and expenses divided by net earned premiums and other considerations and fees and other income excluding the preneed business.

(1)	Total Solutions percentage growth from year-ago period due to conversion of income statement transactions at weighted average foreign currency exchange rates.
(2)	Investment yield excludes investment (loss) income from real estate joint venture partnerships.

Assurant Solutions—Preneed

Condensed Statements of Operations

(Unaudited)

	2010	2009				Full Year
($ in thousands)	1Q	4Q	3Q	2Q	1Q	2009	2008
Revenues:
Net earned premiums and other considerations	$35,093	$39,158	$43,827	$46,136	$51,848	$180,969	$365,001
Net investment income	60,873	59,553	58,655	56,923	57,299	232,430	239,434
Fees and other income:
Change in value of CPI Caps (1)	(4,424)	5,086	(656)	(35)	1,779	6,174	4,183
Other	8,394	7,638	4,981	5,772	3,253	21,644	4,988

Total fees and other income	3,970	12,724	4,325	5,737	5,032	27,818	9,171

	99,936	111,435	106,807	108,796	114,179	441,217	613,606

Benefits, losses and expenses:
Policyholder benefits	65,199	66,532	67,055	70,929	78,392	282,908	416,856
Selling, underwriting, general and administrative expenses	21,687	23,880	21,468	22,457	24,655	92,460	127,447

	86,886	90,412	88,523	93,386	103,047	375,368	544,303

Income before provision for income taxes	13,050	21,023	18,284	15,410	11,132	65,849	69,303
Income before provision for income taxes excluding CPI Cap	17,474	15,937	18,940	15,445	9,353	59,675	65,120
Provision for income taxes	4,657	7,162	6,524	5,338	3,834	22,858	24,560

Net operating income	$8,393	$13,861	$11,760	$10,072	$7,298	$42,991	$44,743

Face sales	$151,074	$145,678	$137,301	$126,263	$103,124	$512,366	$445,313
CPI Caps Value	$8,531	$12,955	$7,869	$8,525	$8,560	$12,955	$6,781

(1)	The Company utilizes Consumer Price Index Caps ("CPI Caps") derivative instruments in managing the pre-arranged funeral business exposure to inflation risk on certain policies. The CPI Caps do not qualify under GAAP as effective hedges; therefore, they are marked-to-market on a quarterly basis and the accumulated gain or loss is recognized in the statement of operations in fees and other income.

Assurant Specialty Property

Condensed Statements of Operations

(Unaudited)

	2010	2009				Full Year
($ in thousands)	1Q	4Q	3Q	2Q	1Q	2009	2008
Revenues:
Net earned premiums and other considerations	$508,822	$497,200	$478,701	$477,838	$493,790	$1,947,529	$2,048,238
Net investment income	26,921	26,031	26,550	28,320	29,436	110,337	123,043
Fees and other income	13,100	14,824	15,100	13,642	13,324	56,890	50,000

	548,843	538,055	520,351	519,800	536,550	2,114,756	2,221,281

Benefits, losses and expenses:
Policyholder benefits	162,533	162,139	156,076	178,167	167,800	664,182	785,403
Selling, underwriting, general and administrative expenses	207,017	212,203	206,992	203,416	209,917	832,528	817,848

	369,550	374,342	363,068	381,583	377,717	1,496,710	1,603,251

Income before provision for income taxes	179,293	163,713	157,283	138,217	158,833	618,046	618,030
Provision for income taxes	60,815	56,769	54,126	46,989	54,165	212,049	212,827

Net operating income	$118,478	$106,944	$103,157	$91,228	$104,668	$405,997	$405,203

Net earned premiums:
Homeowners (Creditor-Placed & Voluntary)	$354,409	$351,178	$333,068	$336,338	$348,447	$1,369,031	$1,471,012
Manufactured Housing (Creditor-Placed & Voluntary)	57,500	54,609	54,347	55,128	55,876	219,960	225,208
Other	96,913	91,413	91,286	86,372	89,467	358,538	352,018

Total	$508,822	$497,200	$478,701	$477,838	$493,790	$1,947,529	$2,048,238

Gross earned premiums:
Homeowners (Creditor-Placed & Voluntary)	$463,570	$460,289	$427,030	$430,568	$437,391	$1,755,278	$1,769,785
Manufactured Housing (Creditor-Placed & Voluntary)	79,693	76,339	76,448	77,083	77,484	307,354	321,179
Other	155,471	150,695	150,604	147,449	151,429	600,177	597,415

Total	$698,734	$687,323	$654,082	$655,100	$666,304	$2,662,809	$2,688,379

Gross written premiums:
Homeowners (Creditor-Placed & Voluntary)	$440,073	$533,454	$437,835	$437,271	$412,706	$1,821,266	$1,943,176
Manufactured Housing (Creditor-Placed & Voluntary)	80,040	76,441	75,935	77,969	69,852	300,197	306,837
Other	156,853	157,209	167,968	154,864	131,701	611,742	630,769

Total	$676,966	$767,104	$681,738	$670,104	$614,259	$2,733,205	$2,880,782

Reconciliation of gross earned premiums to net earned premiums:
Gross earned premiums	$698,734	$687,323	$654,082	$655,100	$666,304	$2,662,809	$2,688,379
Ceded catastrophe reinsurance and reinstatements	(45,129)	(46,945)	(48,794)	(44,688)	(42,994)	(183,421)	(153,987)
Ceded to clients including U.S. Government	(144,783)	(143,178)	(126,587)	(132,574)	(129,520)	(531,859)	(486,154)

Net earned premiums	$508,822	$497,200	$478,701	$477,838	$493,790	$1,947,529	$2,048,238

Assurant Specialty Property (continued)

Condensed Statements of Operations

(Unaudited)

	2010	2009				Full Year
($ in thousands)	1Q	4Q	3Q	2Q	1Q	2009	2008
Creditor-Placed Homeowners Insurance (1):
Loans tracked (in millions):
Prime	25.6	25.6	25.7	25.4	25.7	25.6	25.9
Sub-prime	3.6	3.9	3.8	3.6	3.8	3.9	4.0

	29.2	29.5	29.5	29.0	29.5	29.5	29.9

Average placement rates (2):
Prime	1.28%	1.24%	1.18%	1.18%	1.13%	1.24%	1.07%
Sub-prime	9.54%	9.51%	9.51%	9.39%	9.14%	9.51%	9.19%

Average insured value (AIV):
Creditor-placed	$179	$177	$174	$172	$168	$177	$167
Real estate owned	$228	$227	$226	$228	$228	$227	$228

Percent of creditor-placed premiums from real estate owned policies:
% of gross earned premiums	12%	12%	14%	16%	20%	16%	22%
% of gross written premiums	12%	9%	12%	12%	20%	13%	22%

Ratios:
Loss ratio (a)	31.9%	32.6%	32.6%	37.3%	34.0%	34.1%	38.3%
Expense ratio (b)	39.7%	41.4%	41.9%	41.4%	41.4%	41.5%	39.0%
Combined ratio (c)	70.8%	73.1%	73.5%	77.6%	74.5%	74.7%	76.4%
Investment yield (3)	4.56%	4.42%	4.46%	4.77%	4.87%	4.64%	5.15%

(a)	The loss ratio is equal to policyholder benefits divided by net earned premiums and other considerations.
(b)	The expense ratio is equal to selling, underwriting, general and administrative expenses divided by net earned premiums and other considerations and fees and other income.
(c)	The combined ratio is equal to total benefits, losses and expenses divided by net earned premiums and other considerations and fees and other income.

(1)	Estimates based on client information and classification.
(2)	Does not include real estate owned policies.
(3)	Investment yield excludes investment (loss) income from real estate joint venture partnerships.

Assurant Health

Condensed Statements of Operations

(Unaudited)

	2010	2009				Full Year
($ in thousands)	1Q	4Q	3Q	2Q	1Q	2009	2008
Revenues:
Net earned premiums and other considerations	$467,442	$468,002	$470,385	$468,895	$472,346	$1,879,628	$1,951,955
Net investment income	11,565	11,338	11,770	12,073	12,477	47,658	57,464
Fees and other income	10,408	9,978	10,140	9,847	9,914	39,879	38,917

	489,415	489,318	492,295	490,815	494,737	1,967,165	2,048,336

Benefits, losses and expenses:
Policyholder benefits	333,640	377,155	353,412	357,644	321,960	1,410,171	1,258,188
Selling, underwriting, general and administrative expenses	143,119	157,826	147,475	149,157	150,240	604,698	604,605

	476,759	534,981	500,887	506,801	472,200	2,014,869	1,862,793

Income (loss) before provision (benefit) for income taxes	12,656	(45,663)	(8,592)	(15,986)	22,537	(47,704)	185,543
Provision (benefit) for income taxes	4,287	(15,948)	(3,745)	(5,656)	7,865	(17,484)	65,289

Net operating income (loss)	$8,369	$(29,715)	$(4,847)	$(10,330)	$14,672	$(30,220)	$120,254

Net earned premiums and other considerations:
Individual:
Individual medical	$321,783	$319,215	$317,820	$316,093	$317,070	$1,270,198	$1,276,743
Short-term medical	22,118	24,308	27,278	26,604	26,048	104,238	101,435

Subtotal	343,901	343,523	345,098	342,697	343,118	1,374,436	1,378,178
Small employer group	123,541	124,479	125,287	126,198	129,228	505,192	573,777

Total	$467,442	$468,002	$470,385	$468,895	$472,346	$1,879,628	$1,951,955

Sales (annualized issued premiums):
Individual:
Individual medical	$94,249	$92,068	$91,434	$84,707	$88,769	$356,978	$330,259
Short-term medical	28,314	27,870	34,296	34,509	37,199	133,874	137,716

Subtotal	122,563	119,938	125,730	119,216	125,968	490,852	467,975

Small employer group	35,705	33,701	31,588	37,708	29,978	132,975	106,222

Total	$158,268	$153,639	$157,318	$156,924	$155,946	$623,827	$574,197

Membership by product line (in thousands):
Individual:
Individual medical	564	568	568	570	572	568	578
Short-term medical	71	78	91	95	94	78	92

Subtotal	635	646	659	665	666	646	670
Small employer group	118	121	122	123	123	121	131

Total	753	767	781	788	789	767	801

Ratios:
Loss ratio (a)	71.4%	80.6%	75.1%	76.3%	68.2%	75.0%	64.5%
Expense ratio (b)	30.0%	33.0%	30.7%	31.2%	31.2%	31.5%	30.4%
Combined ratio (c)	99.8%	111.9%	104.2%	105.9%	97.9%	105.0%	93.6%
Investment yield (1)	4.82%	4.82%	5.24%	5.45%	5.59%	5.25%	5.80%

(a)	The loss ratio is equal to policyholder benefits divided by net earned premiums and other considerations.
(b)	The expense ratio is equal to selling, underwriting, general and administrative expenses divided by net earned premiums and other considerations and fees and other income.
(c)	The combined ratio is equal to total benefits, losses and expenses divided by net earned premiums and other considerations and fees and other income.

(1)	Investment yield excludes investment (loss) income from real estate joint venture partnerships.

Assurant Employee Benefits

Condensed Statements of Operations

(Unaudited)

	2010	2009				Full Year
($ in thousands)	1Q	4Q	3Q	2Q	1Q	2009	2008
Revenues:
Net earned premiums and other considerations	$285,015	$270,140	$255,968	$262,198	$263,831	$1,052,137	$1,111,748
Net investment income	32,810	32,703	33,039	33,466	34,157	133,365	147,027
Fees and other income	7,311	6,578	7,467	7,540	6,758	28,343	26,139

	325,136	309,421	296,474	303,204	304,746	1,213,845	1,284,914

Benefits, losses and expenses:
Policyholder benefits	204,242	188,940	182,632	186,770	198,728	757,070	775,684
Selling, underwriting, general and administrative expenses	95,922	103,092	96,529	97,993	95,287	392,901	400,816

	300,164	292,032	279,161	284,763	294,015	1,149,971	1,176,500

Income before provision for income taxes	24,972	17,389	17,313	18,441	10,731	63,874	108,414
Provision for income taxes	8,505	5,833	5,863	6,313	3,709	21,718	37,857

Net operating income	$16,467	$11,556	$11,450	$12,128	$7,022	$42,156	$70,557

Net earned premiums and other considerations:
Group dental	$107,581	$108,910	$105,507	$105,306	$105,565	$425,288	$435,115
Group disability single premiums for closed blocks	—	—	—	—	—	—	11,447
All other group disability	129,927	112,722	103,460	108,495	109,704	434,381	459,208
Group life	47,507	48,508	47,001	48,397	48,562	192,468	205,978

Total	$285,015	$270,140	$255,968	$262,198	$263,831	$1,052,137	$1,111,748

Sales (1):
Group dental	$33,549	$14,354	$21,202	$16,904	$31,573	$84,033	$110,051
Group disability	13,516	6,351	10,587	8,207	14,172	39,317	52,595
Group life	8,517	4,509	6,547	5,086	9,859	26,001	28,285

Total	$55,582	$25,214	$38,336	$30,197	$55,604	$149,351	$190,931

Ratios:
Loss ratio (a)	71.7%	69.9%	71.3%	71.2%	75.3%	72.0%	69.8%
Expense ratio (b)	32.8%	37.3%	36.6%	36.3%	35.2%	36.4%	35.2%
Investment yield (2)	5.77%	5.79%	5.88%	5.86%	5.98%	5.87%	6.13%

(a)	The loss ratio is equal to policyholder benefits divided by net earned premiums and other considerations.
(b)	The expense ratio is equal to selling, underwriting, general and administrative expenses divided by net earned premiums and other considerations and fees and other income.

(1)	Sales do not include any sales from assumed business, only direct.
(2)	Investment yield excludes investment (loss) income from real estate joint venture partnerships.

Assurant Corporate and Other

Condensed Statements of Operations

(Unaudited)

	2010	2009				Full Year
($ in thousands)	1Q	4Q	3Q	2Q	1Q	2009	2008
Revenues:
Net earned premiums and other considerations	$—	$—	$—	$—	$—	$—	$—
Net investment income	4,265	3,984	3,884	3,967	4,414	16,249	26,198
Net realized gains (losses) on investments	4,473	(11,632)	19,866	(6,142)	(55,689)	(53,597)	(428,679)
Amortization of deferred gains on disposal of businesses	6,081	2,107	6,802	6,750	6,802	22,461	29,412
Fees and other income	114	(174)	83	139,214	1,679	140,802	3,236

	14,933	(5,715)	30,635	143,789	(42,794)	125,915	(369,833)

Benefits, losses and expenses:
Policyholder benefits	(50)	1,988	92	5,496	(168)	7,408	1,114
Selling, underwriting, general and administrative expenses	19,185	22,474	20,289	27,575	23,431	93,769	92,689
Interest expense	15,161	15,160	15,160	15,160	15,189	60,669	60,953

	34,296	39,622	35,541	48,231	38,452	161,846	154,756

(Loss) income before (benefit) provision for income taxes	(19,363)	(45,337)	(4,906)	95,558	(81,246)	(35,931)	(524,589)
(Benefit) provision for income taxes	(4,406)	(21,290)	(8,232)	23,156	(5,154)	(11,520)	(264,188)

Net (loss) income	$(14,957)	$(24,047)	$3,326	$72,402	$(76,092)	$(24,411)	$(260,401)

Real estate investment income	$—	$—	$—	$—	$—	$—	$—
Corporate and Other Reconciliation
Assurant Corporate and Other Segment Net income (loss)	$(14,957)	$(24,047)	$3,326	$72,402	$(76,092)	$(24,411)	$(260,401)
Adjustments, net of tax:
Amortization of deferred gains on disposal of businesses	(3,953)	(1,370)	(4,421)	(4,388)	(4,421)	(14,600)	(19,118)
Interest expense	9,855	9,854	9,854	9,854	9,873	39,435	39,620
Net realized (gains) losses on investments	(2,907)	7,561	(12,913)	3,992	36,198	34,838	278,641
Tax benefit realized from the sale of an inactive subsidiary	—	—	—	—	—	—	(88,994)
Change in tax valuation allowance	—	(936)	(7,043)	(13,021)	21,000	—	—
Legal settlement and related expenses	—	—	1,454	(84,996)	—	(83,542)	—

Corporate and other line item result (1)	$(11,962)	$(8,938)	$(9,743)	$(16,157)	$(13,442)	$(48,280)	$(50,252)

(1)	Reconciles to Corporate and other result per Reconciliation of Net Operating Income to Net Income (Loss) on page 5.

Assurant, Inc.

Investments

(Unaudited)

($ in thousands)	At March 31, 2010		At December 31, 2009
Investments by type
Fixed maturity securities available for sale, at fair value	$10,479,317	72.0%	$9,966,772	68.9%
Equity securities available for sale, at fair value
Preferred stock	519,729	3.6%	508,458	3.5%
Common stock	4,885	0.0%	4,529	0.0%
Commercial mortgage whole loans on real estate, at amortized cost	1,405,876	9.7%	1,428,027	9.9%
Policy loans	56,275	0.4%	56,407	0.4%
Short-term investments	436,398	3.0%	453,469	3.1%
Collateral held under securities lending	142,381	1.0%	218,129	1.5%
Other investments	563,727	3.9%	522,041	3.6%

Total investments	13,608,588	93.6%	13,157,832	90.9%
Cash and cash equivalents	932,541	6.4%	1,318,552	9.1%

Total investments and cash and cash equivalents	$14,541,129	100.0%	$14,476,384	100.0%

Fixed Maturity Securities by Credit Quality (Fair Value)
Aaa / Aa / A	$6,459,995	61.7%	$6,152,842	61.8%
Baa	3,074,584	29.3%	2,953,964	29.6%
Ba	696,022	6.6%	647,321	6.5%
B and lower	248,716	2.4%	212,645	2.1%

Total	$10,479,317	100.0%	$9,966,772	100.0%

Assurant, Inc.

Investments (continued)

(Unaudited)

	At March 31, 2010				At December 31, 2009
($ in thousands)	Book Value	Fair Value	% of Fair Value	Unrealized Gain (Loss)	Book Value	Fair Value	% of Fair Value	Unrealized Gain (Loss)

Fixed Maturity Securities by Issuer Type:

Government:
U.S. Government and government agencies	$140,561	$145,647	1.4%	$5,086	$115,268	$120,330	1.2%	$5,062
State, municipalities and political subdivisions	857,885	896,499	8.6%	38,614	873,548	910,068	9.1%	36,520
Foreign governments	580,787	597,483	5.7%	16,696	558,254	572,827	5.8%	14,573
Corporate (1):
Consumer cyclical	1,025,817	1,078,560	10.3%	52,743	975,965	1,014,735	10.2%	38,770
Consumer non-cyclical	348,479	368,384	3.5%	19,905	306,841	322,638	3.2%	15,797
Energy	753,548	800,356	7.6%	46,808	751,097	790,437	7.9%	39,340
Financials	2,146,869	2,181,974	20.8%	35,105	2,089,298	2,076,599	20.8%	(12,699)
Health care	433,463	453,699	4.3%	20,236	416,581	431,155	4.3%	14,574
Industrials	965,992	1,003,182	9.6%	37,190	928,154	952,792	9.6%	24,638
Materials	319,942	329,389	3.2%	9,447	287,338	292,502	2.9%	5,164
Technology	153,125	160,859	1.5%	7,734	150,542	156,272	1.6%	5,730
Telecommunications	467,865	497,667	4.8%	29,802	474,025	502,267	5.0%	28,242
Utilities	891,275	932,914	8.9%	41,639	856,645	894,794	9.0%	38,149
Other corporate	348	354	0.0%	6	349	357	0.0%	8
Asset-backed securities	51,221	53,537	0.5%	2,316	51,834	53,963	0.5%	2,129
Commercial mortgage-backed securities	132,443	136,744	1.3%	4,301	159,780	159,907	1.6%	127
Residential mortgage-backed securities (RMBS):
Agency	788,427	819,063	7.8%	30,636	663,407	690,632	6.9%	27,225
Alt-A	—	—	0.0%	—	—	—	0.0%	—
Subprime	16,083	15,925	0.2%	(158)	17,739	17,307	0.2%	(432)
Other	3,827	3,787	0.0%	(40)	4,227	4,064	0.1%	(163)
Collaterized debt obligations:
Credit backed	3,118	3,294	0.0%	176	3,191	3,126	0.1%	(65)
RMBS backed	—	—	0.0%	—	—	—	0.0%	—

Total fixed maturity securities	$10,081,075	$10,479,317	100.0%	$398,242	$9,684,083	$9,966,772	100.0%	$282,689

(1)

Industry classifications are based on a combination of published index classifications as well as Assurant’s view of underlying issuer risk. These resulting classifications are then mapped to the Global Industry Classification Standard (GICS®).

Assurant, Inc.

Investment Results by Asset Category and Annualized Yields

(Unaudited)

	Quarter Ended March 31			Quarter Ended March 31
	2010			2009
		Investment	Net realized		Investment	Net realized
($ in thousands)	Yield	Income	gain (loss)	Yield	Income	gain (loss)
Fixed maturity securities, available for sale	5.76%	$142,418	$10,054	5.98%	$138,773	$(20,112)
Equity securities, available for sale	7.03%	8,962	1,164	7.30%	9,870	(35,540)
Commercial mortgage whole loans on real estate	6.24%	22,094	(6,772)	6.31%	23,683	—
Policy loans	5.13%	722	—	5.35%	775	—
Cash and short-term investments	0.51%	1,986	1	1.66%	6,383	3
Other investments*	3.31%	4,495	26	4.69%	5,787	(40)

Total		180,677	$4,473		185,271	$(55,689)

Investment expenses		(6,663)			(6,792)

Net investment income		$174,014			$178,479

Gross realized gains			$14,849			$6,596
Gross realized losses			(9,531)			(36,846)
Other-than-temporary impairments on available for sale securities			(845)			(25,439)

Net realized gains (losses) on investments			$4,473			$(55,689)

	Twelve Months Ended December 31			Twelve Months Ended December 31
	2009			2008
		Investment	Net realized		Investment	Net realized
	Yield	Income	gain (loss)	Yield	Income	gain (loss)
Fixed maturity securities, available for sale	5.89%	$558,639	$(5,587)	6.02%	$584,712	$(215,648)
Equity securities, available for sale	7.24%	38,189	(35,486)	6.76%	45,775	(189,527)
Commercial mortgage whole loans on real estate	6.27%	92,116	(10,219)	6.42%	95,013	326
Policy loans	5.84%	3,329	—	6.50%	3,717	—
Cash and short-term investments	1.04%	16,292	127	2.80%	43,246	(1)
Other investments*	3.40%	17,453	(2,432)	5.07%	27,395	(23,829)

Total		726,018	$(53,597)		799,858	$(428,679)

Investment expenses		(27,180)			(25,511)

Net investment income		$698,838			$774,347

Gross realized gains			$55,695			$67,945
Gross realized losses			(70,632)			(156,471)
Other-than-temporary impairments on available for sale securities			(38,660)			(340,153)

Net realized losses on investments			$(53,597)			$(428,679)

*	Consists primarily of investments in joint venture partnerships, invested assets associated with a modified coinsurance agreement, and invested assets associated with deferred compensation plans.

Assurant, Inc.

Summary of Net Operating Income (1) Disclosed Items

Income / (Expense) Items

(Unaudited)

		2010		2009
( in millions, after-tax)		1Q		4Q		3Q		2Q		1Q
		$	Diluted EPS	$	Diluted EPS	$	Diluted EPS	$	Diluted EPS	$	Diluted EPS
Assurant Solutions:
Restructuring costs	(d)	—	—	(8.4)	(0.07)	—	—	(2.4)	(0.02)	—	—
Change in various tax liabilities/receivables	(e)	(2.8)	(0.02)	—	—	—	—	—	—	—	—

Assurant Specialty Property:
Restructuring costs	(d)	—	—	—	—	—	—	(2.5)	(0.02)	—	—
Subrogation reimbursement	(c)	—	—	—	—	5.9	0.05	—	—	—	—
Unearned premium reserve review adjustment	(a)	7.6	0.06	—	—	—	—	—	—	—	—

Assurant Health:
Reserve strengthening	(c)	—	—	—	—	—	—	(9.0)	(0.08)	—	—
Litigation reserve	(c)	—	—	(24.0)	(0.20)	(8.1)	(0.07)	—	—	—	—
Restructuring costs	(d)	—	—	(2.9)	(0.02)	—	—	—	—	—	—
H1N1 related medical expenses	(c)	—	—	(2.5)	(0.02)	—	—	—	—	—	—

Assurant Employee Benefits:
Reserve adequacy study adjustment	(c)	—	—	2.1	0.02	—	—	—	—	—	—
Restructuring costs	(d)	—	—	(1.0)	(0.01)	—	—	(1.5)	(0.01)	—	—

Assurant Corporate and Other:
Expenses related to SEC investigation (2)	(d)	—	—	(3.5)	(0.03)	—	—	—	—	—	—
Change in various tax liabilities/receivables	(e)	—	—	4.5	0.04	—	—	—	—	—	—
Compensation expense	(d)	—	—	—	—	—	—	—	—	(4.6)	(0.04)

Statement of Operations line impact:

(a)	Net earned premiums and other considerations
(b)	Fees and other income
(c)	Policyholder benefits
(d)	Selling, underwriting, general and administrative expenses
(e)	Provision for income taxes

(1)	See Footnote (1) Regulation G - Non GAAP Financial Measures on page 1.

(2)	This item includes both SEC investigation-related expenses and reimbursements received related to SEC expenses covered under Director & Officer insurance.

Assurant, Inc.

Ratings Summary

(Unaudited)

As of March 31, 2010
	A.M. Best	Moody's	Standard & Poor's
Outlook	Stable	Stable	Negative

Company
American Bankers Insurance Company	A	A2	A-
American Bankers Insurance Company (CAB)	A	N/A	N/A
American Bankers Life Assurance Company	A-	A2	A-
American Bankers Life Assurance Company (CAB)	A-	N/A	N/A
American Memorial Life Insurance Company	A-	N/A	A-
American Reliable Insurance Company	A	N/A	N/A
American Security Insurance Company	A	A2	A-
Assurant Life of Canada	A-	N/A	N/A
Caribbean American Life Assurance Company	A-	N/A	N/A
Caribbean American Property Insurance Company	A	N/A	N/A
John Alden Life Insurance Company	A-	A2	BBB+
Reliable Lloyds	A	N/A	N/A
Standard Guaranty Insurance Company	A	N/A	N/A
Time Insurance Company	A-	A2	BBB+
UDC Dental California	A-	N/A	N/A
Union Security Dental Care New Jersey	A-	N/A	N/A
Union Security Insurance Company	A-	A2	A-
Union Security Life Insurance Company of New York	A-	N/A	N/A
United Dental Care of Arizona	A-	N/A	N/A
United Dental Care of Colorado	A-	N/A	N/A
United Dental Care of Michigan	NR-3	N/A	N/A
United Dental Care of Missouri	A-	N/A	N/A
United Dental Care of New Mexico	A-	N/A	N/A
United Dental Care of Ohio	NR-3	N/A	N/A
United Dental Care of Texas	A-	N/A	N/A
United Dental Care of Utah	NR-3	N/A	N/A
Voyager Indemnity Insurance Company	A	N/A	N/A

Commercial Paper	AMB-2	P-2	A-2
Senior Debt	bbb	Baa1	BBB

Exhibit I

Assurant, Inc.

Commercial Mortgage Loans Summary (1)

(Unaudited)

($ in thousands)	As of March 31, 2010
	Book Value	% of Total
Summary of Commercial Mortgage Loans
Geographic Region
Pacific	$480,621	34%
Middle Atlantic	255,023	18%
New England	174,683	12%
South Atlantic	166,896	12%
Mountain	158,461	11%
West South Central	81,868	5%
West North Central	43,261	3%
East South Central	25,973	2%
Canada	25,612	2%
East North Central	16,379	1%
Allowance for loan losses	(22,901)	—

Total	$1,405,876	100%

Property Type
Retail	$469,743	33%
Office	466,974	33%
Industrial	366,973	26%
Other	69,594	5%
Apartments	55,493	3%
Allowance for loan losses	(22,901)	—

Total	$1,405,876	100%

Loan Size
Under $3 million	$567,614	40%
$3 million but less than $6 million	454,735	32%
$6 million but less than $9 million	237,637	17%
$9 million but less than $12 million	49,167	3%
$12 million and over	119,624	8%
Allowance for loan losses	(22,901)	—

Total	$1,405,876	100%

Commercial Mortgage Loan Information by Vintage

As of March 31, 2010

	Book value	Delinquent loan balance	Number of loans (whole number)	Number of delinquent loans	Average balance per loan	Book value weighted average loan-to-value (2)
Loan year
2004 and prior	$554,732	—	271	—	$2,047	47.05%
2005	243,936	—	72	—	3,388	66.43%
2006	171,092	—	62	—	2,760	62.57%
2007	286,120	—	90	—	3,179	78.38%
2008	153,205	—	42	—	3,648	72.86%
2009	18,164	—	3	—	6,055	72.25%
2010	1,528	—	1	—	1,528	38.21%
Allowance for loan losses	(22,901)	—	N/A	—	N/A	N/A

Total	$1,405,876	—	541	—	$2,599	61.57%

(1)	We originate fixed rate mortgage loans on commercial real estate. We are the sole lender and generally hold these loans to maturity. We do not typically securitize or otherwise sell these loans.
(2)	Based on property appraisals as of September 30, 2009.